                                                                    EXHIBIT 21.1

SUBSIDIARY                                                   STATE OF INCORPORATION
----------                                                   ----------------------
1329409 Ontario Inc.                                                 Ontario
3368084 Canada Inc.                                                  Ontario
635952 Ontario Inc.                                                  Ontario
709292 Alberta Ltd.                                                  Alberta
730810 Alberta Ltd.                                                  Alberta
740922 Alberta Ltd.                                                  Alberta
762570 Alberta Ltd.                                                  Alberta
A-1 Compaction, Inc.                                                 New York
Advanced Environmental Technical Services, L.L.C.                    Delaware
Akron Regional Landfill, Inc.                                        Delaware
Alabama Waste Disposal Solutions LLC                                 Arizona
Alliance Sanitary Landfill, Inc.                                     Pennsylvania
All-Waste Systems, Inc.                                              New York
American Canyon Disposal Service, Inc.                               California
American Fiber Supply of Philadelphia, Inc.                          Pennsylvania
American Landfill Gas Co.                                            Ohio
American Landfill, Inc.                                              Ohio
American Waste Control of New York, Inc.                             New York
Anchorage Refuse, Inc.                                               Alaska
Andersen, Incorporated                                               Alaska
Anderson Landfill, Inc.                                              Delaware
Anderson-Cottonwood Disposal Services, Inc.                          California
Antelope Valley Recycling and Disposal Facility, Inc.                California
Arden Landfill, Inc.                                                 Pennsylvania
Arrow Refuse, Inc.                                                   Alaska
Atascadero Waste Alternatives, Inc.                                  California
Atlantic Waste Disposal, Inc.                                        Delaware
Automated Salvage Transport, Inc.                                    Connecticut
Avenal Waste Alternatives, Inc.                                      California
AW Disposal, Inc.                                                    Minnesota
Azusa Land Reclamation, Inc.                                         California
B&B Landfill, Inc.                                                   Delaware
B&C Refuse, Inc.                                                     Colorado
B&E Cartage, Inc.                                                    West Virginia
B&L Disposal Co.                                                     Nevada
Baltimore Environmental Recovery Group, Inc.                         Maryland
Baltimore Refuse Energy Systems Company, Limited Partnership         Maryland
Bayside of Marion, Inc.                                              Florida
Bestan, Inc.                                                         Quebec
Best Recycling & Disposal, Inc.                                      Minnesota
Big Dipper Enterprises, Inc.                                         North Dakota
Big Valley Transport Inc.                                            West Virginia
Bisig Disposal Service, Inc.                                         New York
Bluegrass Containment, L.L.C.                                        Delaware
Bolton Road Landfill, Inc.                                           Delaware
Boone Waste Industries, Inc.                                         Florida
Boothscreek Sanitation, Inc.                                         West Virginia
Borsage & Edmonds Contractors, Inc.                                  Mississippi
Boudin's Waste & Recycling, Inc.                                     Mississippi

Braddon Enterprises, Inc.                                            West Virginia
Brazoria County Recycling Center, Inc.                               Texas
Brem-Air Disposal, Inc.                                              Oregon
Bridgeport Resco Company, L.P.                                       Delaware
Burnsville Sanitary Landfill, Inc.                                   Minnesota
C&L Disposal Company, Inc.                                           California
C.D.M. Sanitation, Inc.                                              Minnesota
C.I.D. Landfill, Inc.                                                New York
C.I.D. Refuse Service, Inc.                                          New York
Cal Sierra Disposal                                                  California
Cal Sierra Transfer, Inc.                                            California
California Asbestos Monofil, Inc.                                    California
Campbell Wells NORM Corporation                                      Louisiana
Canadian Waste Services Holdings Inc.                                Ontario
Canadian Waste Services Inc.                                         Ontario
Capital City Disposal, L.L.C.                                        Minnesota
Capital Sanitation Company                                           Nevada
Capitol Disposal, Inc.                                               Alaska
Caramella-Ballardini, Ltd.                                           Nevada
Cardinal Ridge Development, Inc.                                     Ohio
Carefree Disposal, Inc.                                              Arizona
Carleton Farms Landfill, Inc.                                        Delaware
Carmel Marina Corporation                                            California
Carolina Grading, Inc.                                               South Carolina
Carver Transfer & Processing, Inc.                                   Minnesota
Cedar Hammock Refuse Disposal Corporation                            Florida
Cedar Ridge Landfill, Inc.                                           Delaware
Central Disposal Systems, Inc.                                       Iowa
Central Missouri Landfill, Inc.                                      Missouri
Central Valley Waste Services, Inc.                                  California
Chadwick Road Landfill, Inc.                                         Georgia
Chambers Clearview Environmental Landfill, Inc.                      Mississippi
Chambers Development Company, Inc.                                   Delaware
Chambers Development of Ohio, Inc.                                   Ohio
Chambers of Mississippi, Inc.                                        Mississippi
Chambers of West Virginia, Inc.                                      West Virginia
Chambers Services, Inc.                                              Delaware
Charlotte Landscaping and Sanitation Services Inc.                   Florida
Chastang Landfill, Inc.                                              Delaware
Chemical Waste Management de Mexico, S.A. de C.V.                    Mexico
Chemical Waste Management of Indiana L.L.C.                          Delaware
Chemical Waste Management of the Northwest, Inc.                     Washington
Chemical Waste Management, Inc.                                      Delaware
Chesser Island Road Landfill, Inc.                                   Georgia
Chiquita Canyon Landfill, Inc.                                       California
CID MRRF, Inc.                                                       Delaware
City Disposal Systems, Inc.                                          Delaware
City Environmental Services Landfill, Inc. of Florida                Florida
City Environmental Services Landfill, Inc. of Hastings               Michigan
City Environmental Services Landfill, Inc. of Lapeer                 Michigan
City Environmental Services Landfill, Inc. of Panama City            Michigan
City Environmental Services Landfill, Inc. of Saginaw                Michigan
City Environmental Services, Inc. of Waters                          Michigan
City Management Corporation                                          Michigan
Clayton-Ward Company, Inc.                                           California
Cleburne Landfill Company Corp.                                      Alabama

Cleburne Landfill Corporation                                        Michigan
Cloverdale Disposal, Inc.                                            California
CNS Holdings, Inc.                                                   Delaware
CNSI Sub, Inc.                                                       Delaware
Coast Waste Management, Inc.                                         California
Cocopah Landfill, Inc.                                               California
Colorado Landfill, Inc.                                              Delaware
Columbia Regional Transportation, Inc.                               Washington
Commercial Disposal Service, Inc.                                    West Virginia
Connecticut Valley Sanitary Waste Disposal, Inc.                     Massachusetts
Conservation Services, Inc.                                          Colorado
Container Recycling Alliance, L.P.                                   Delaware
Continental Waste Industries Arizona, Inc.                           New Jersey
Copper Mountain Landfill, Inc.                                       Arizona
Coshocton Landfill, Inc.                                             Ohio
Cougar Landfill, Inc.                                                Texas
Countryside Landfill, Inc.                                           Illinois
CWM Chemical Services, L.L.C.                                        Delaware
CWM Resource Recovery, Inc.                                          Delaware
Dafter Sanitary Landfill, Inc.                                       Michigan
Dakota Resource Recovery, Inc.                                       Minnesota
Dauphin Meadows Landfill, Inc.                                       Pennsylvania
Deep Valley Landfill, Inc.                                           Delaware
Deer Track Park Landfill, Inc.                                       Delaware
Deland Landfill, Inc.                                                Delaware
Delaware Recyclable Products, Inc.                                   Delaware
Desert Waste Systems, Inc.                                           California
Dickinson Landfill, Inc.                                             Iowa
Disposal Service, Inc.                                               West Virginia
Disposal Services, Inc.                                              Nevada
Dollar Trucking, Inc.                                                Louisiana
Don's Garbage Service, Inc.                                          Oregon
Donno Company, Inc.                                                  New York
Drake's Sanitation, Inc.                                             Alaska
Duluth Waste Marketing, Inc.                                         Minnesota
Eagle River Refuse, Inc.                                             Alaska
Earthcorp, L.L.C.                                                    Delaware
Earthmovers Landfill, L.L.C.                                         Delaware
East Liverpool Landfill, Inc.                                        Ohio
Eastern Development Services, Inc.                                   Delaware
Eastern Environmental Services of Florida, Inc.                      Florida
Eastern Transfer of New York, Inc.                                   Delaware
Eastern Waste of New York, Inc.                                      Delaware
Eastern Waste of West Virginia, Inc.                                 Delaware
EC Waste, Inc.                                                       Puerto Rico
El Coqui de San Juan                                                 Puerto Rico
El Coqui Landfill Company, Inc.                                      Puerto Rico
El Coqui Waste Disposal, Inc.                                        Puerto Rico
ELDA Landfill, Inc.                                                  Delaware
Elk River Landfill, Inc.                                             Minnesota
Envirofil of Illinois, Inc.                                          Illinois
Envirofil, Inc.                                                      Delaware
Environmental Control, Inc.                                          New Mexico
Equipment Credit Corporation                                         Delaware
Evergreen Landfill, Inc.                                             Delaware
Evergreen Recycling & Disposal Facility, Inc.                        Delaware


Farmer's Landfill, Inc.                                              Missouri
Feather River Disposal, Inc.                                         California
Fernley Disposal, Inc.                                               Nevada
FFF, Inc.                                                            Minnesota
Front Range Landfill, Inc.                                           Delaware
Frontier Environmental, Inc.                                         Florida
Future-Tech Environmental Services, Inc.                             California
G.C. Environmental, Inc.                                             Texas
GA Landfill, Inc.                                                    Delaware
Gallia Landfill, Inc.                                                Delaware
Garnet of Maryland, Inc.                                             Maryland
Georgia Waste Systems, Inc.                                          Georgia
Gestion Des Rebuts D.M.P. Inc.                                       Quebec
GI Industries, Inc.                                                  Utah
Glen's Sanitary Landfill, Inc.                                       Michigan
Graham Road Recycling and Disposal Facility, Inc.                    Washington
Grand Central Sanitary Landfill, Inc.                                Pennsylvania
Green Valley Disposal Company, Inc.                                  California
Grupo WMX, S.A. de C.V.                                              Mexico
Guadalupe Rubbish Disposal Co., Inc.                                 California
Gulf Disposal, Inc.                                                  Florida
Guyan Transfer and Sanitation Services, Inc.                         West Virginia
Harris Disposal Service, Inc.                                        Florida
Harwood Landfill, Inc.                                               Maryland
Hedco, Ltd.                                                          United Kingdom
Hillsboro Landfill, Inc.                                             Oregon
Hite Construction, Inc.                                              Alaska
Hollister Disposal, Inc.                                             California
Holyoke Sanitary Landfill, Inc.                                      Massachusetts
IN Landfill, L.L.C.                                                  Delaware
Independent Sanitation Company                                       Nevada
Intersan Inc.                                                        Canada
J Bar J Land, Inc.                                                   Nebraska
Jahner Sanitation, Inc.                                              North Dakota
Jay County Landfill, L.L.C.                                          Delaware
John Smith Landfill, Inc.                                            California
Johnson Canyon Road Disposal Site, Inc.                              California
Jones Sanitation, L.L.C.                                             Delaware
Junker Sanitation Services, Inc.                                     Minnesota
K and W Landfill, Inc.                                               Michigan
Kahle Landfill, Inc.                                                 Missouri
Keene Road Landfill, Inc.                                            Florida
Kelly Run Sanitation, Inc.                                           Pennsylvania
Ken's Pickup Service, Inc.                                           Michigan
Key Disposal Ltd.                                                    British Columbia
Kimmins Recycling Corporation                                        Florida
King George Landfill, Inc.                                           Virginia
Klamath Disposal, Inc.                                              Oregon
KN Industrial Services, Inc.                                         Colorado
Knutson Material Recovery Facility, Inc.                             Minnesota
Knutson Services, Inc.                                               Minnesota
L&M Landfill, Inc.                                                   Delaware
Land Reclamation Company, Inc.                                       Delaware
Landfill of Pine Ridge, Inc.                                         Delaware
Landfill Services of Charleston, Inc.                                West Virginia
Landfill Systems, Inc.                                               New Mexico


Larry's Sanitary Service, Inc.                                       California
Laurel Highlands Landfill, Inc.                                      Pennsylvania
Laurel Ridge Landfill, L.L.C.                                        Delaware
LCS Services, Inc.                                                   West Virginia
Lewis Road Disposal Site, Inc.                                       California
LFG Production, L.P.                                                 Delaware
LG - Garnet of Maryland JV                                           District of Columbia
Liberty Landfill, L.L.C.                                             Delaware
Liberty Lane West Owner's Association                                New Hampshire
Liquid Waste Management, Inc.                                        California
Local Sanitation of Rowan County, L.L.C.                             Delaware
Madison Lane Properties, Inc.                                        California
Mahoning Landfill, Inc.                                              Ohio
Maplewood Landfill, Inc.                                             Virginia
Marangi Brothers, Inc.                                               New Jersey
Massachusetts Refusetech, Inc.                                       Delaware
McDaniel Landfill, Inc.                                              North Dakota
McGill Landfill, Inc.                                                Michigan
McGinnes Industrial Maintenance Corporation                          Texas
Meadowfill Landfill, Inc.                                            Delaware
Michigan Environs, Inc.                                              Michigan
Middle Island Enterprises, Inc.                                      West Virginia
Midwest Transport, Inc.                                              Wisconsin
M-L Commercial Garbage Service, Inc.                                 West Virginia
Modesto Garbage Co., Inc.                                            California
Moor Refuse, Inc.                                                    California
Mountain Indemnity Insurance Company                                 Vermont
Mountain Waste, Inc.                                                 Arizona
Mountainview Landfill, Inc.                                          Maryland
Mountainview Landfill, Inc.                                          Utah
Napa Garbage Service, Inc.                                           California
Napa Valley Disposal Service, Inc.                                   California
National Guaranty Insurance Company                                  Vermont
Neal Road Landfill Corporation                                       California
New England CR, Inc.                                                 Massachusetts
New Milford Landfill, L.L.C.                                         Delaware
NH/VT Energy Recovery Corporation                                    New Hampshire
Nichols Sanitation, Inc.                                             Florida
North Hennepin Recycling and Transfer Corporation, Inc.              Minnesota
Northern Recycling, Inc.                                             New York
Northwestern Landfill, Inc.                                          Delaware
Nu-Way Live Oak Landfill, Inc.                                       Delaware
Oakridge Landfill, Inc.                                              South Carolina
Oakwood Landfill, Inc.                                               South Carolina
Oil & Solvent Process Company                                        California
Okeechobee Landfill, Inc.                                            Florida
Olympic View Sanitary Landfill, Inc.                                 Washington
Orange County Landfill, Inc.                                         Florida
Orange Resource Recovery Systems, Inc.                               California
P&R Environmental Industries, Inc.                                   North Carolina
Pacific Waste Alternatives, Inc.                                     California
Pacific Waste Management, L.L.C.                                     Delaware
Palo Alto Sanitation Company                                         California
Pappy, Inc.                                                          Maryland
Pecan Grove Landfill, Inc.                                           Delaware
Peerless Landfill Company                                            Florida


Peninsula Sanitation Co., Inc.                                       Alaska
Penn-Warner Club, Inc.                                               Delaware
Pen-Rob, Inc.                                                        Arizona
Penuelas Valley Landfill, Inc.                                       Puerto Rico
People's Landfill, Inc.                                              Delaware
Peterson Demolition, Inc.                                            Minnesota
Phillipps & Cypher, Inc.                                             California
Phoenix Resources, Inc.                                              Pennsylvania
Pine Bluff Landfill, Inc.                                            Georgia
Pine Grove Landfill, Inc.                                            Delaware
Pine Grove Landfill, Inc.                                            Pennsylvania
Pine Ridge Landfill, Inc.                                            Delaware
Pine Tree Acres, Inc.                                                Michigan
Plantation Oaks Landfill, Inc.                                       Delaware
Poly-Jon of Savannah, Inc.                                           Georgia
PPP Corporation                                                      Delaware
Prairie Bluff Landfill, Inc.                                         Delaware
Pulaski Grading, L.L.C.                                              Delaware
Quail Hollow Landfill, Inc.                                          Delaware
Quality Waste Control, Inc.                                          Minnesota
Questquill, Ltd.                                                     United Kingdom
R & B Landfill,  Inc.                                                Georgia
R.S.W. Recycling, Inc.                                               Nevada
Rail Cycle North Ltd.                                                Ontario
Rail Cycle, L.P.                                                     California
RCC Fiber Company, Inc.                                              Delaware
RCI Hudson, Inc.                                                     Massachusetts
Recycle & Recover, Inc.                                              Georgia
Recycle America, Inc.                                                Delaware
Recycle Minnesota Resources, Inc.                                    Minnesota
Re-cy-co, Inc.                                                       Minnesota
Redwood Landfill, Inc.                                               Delaware
Refuse Disposal, Inc.                                                West Virginia
Refuse Energy Systems Company J.V.                                   Massachusetts
Refuse Services, Inc.                                                Florida
Refuse, Inc.                                                         Nevada
Regional Recycling Corporation                                       New Jersey
REI Holdings Inc.                                                    Delaware
Reliable Landfill, L.L.C.                                            Delaware
Reliable Trash Hauling, Inc.                                         Florida
Remote Landfill Services, Inc.                                       Tennessee
Reno Disposal Co.                                                    Nevada
Resco Holdings Inc.                                                  Delaware
Residual Processing, Inc.                                            California
Resource Control Composting, Inc.                                    Massachusetts
Resource Control, Inc.                                               Massachusetts
Reuter Recycling of Florida, Inc.                                    Florida
Richland County Landfill, Inc.                                       South Carolina
RIH, Inc.                                                            Delaware
Riley Energy Systems of Lisbon Corporation                           Delaware
RIS Risk Management, Inc.                                            Delaware
Riverbend Landfill Co., Inc.                                         Oregon
Rolling Meadows Landfill, Inc.                                       Delaware
Ronnie's Sanitation Service, Incorporated                            North Carolina
RRT Design & Construction Corporation                                Delaware
RRT Empire of Monroe County, Inc.                                    New York


RRT of New Jersey, Inc.                                              New Jersey
RTS Landfill, Inc.                                                   Delaware
Rust Architecture, Inc.                                              Delaware
Rust Capital Corporation                                             Delaware
Rust China, Inc.                                                     Delaware
Rust Engineering & Construction, Inc.                                Delaware
Rust International Holdings Inc.                                     Delaware
Rust International Inc.                                              Delaware
S&J Landfill Limited Partnership                                     Texas
S&S Grading, Inc.                                                    West Virginia
S.V. Farming Corporation                                             New Jersey
Salinas Disposal Service, Inc.                                       California
Sanifill Arizona Acquisition Corporation                             Delaware
Sanifill de Mexico (US), Inc.                                        Delaware
Sanifill de Mexico, S.A. de C.V.                                     Mexico
Sanifill of Florida, Inc.                                            Florida
Sanifill of San Juan, Inc.                                           Puerto Rico
Sanifill Power Corporation                                           Delaware
SC Holdings, Inc.                                                    Pennsylvania
Serrot International, Inc.                                           Illinois
SES Bridgeport, L.L.C.                                               Delaware
SES Connecticut Inc.                                                 Delaware
SF, Inc.                                                             Delaware
Shade Landfill, Inc.                                                 Delaware
Shore Disposal, Inc.                                                 Virginia
Shoreline Disposal Service, Inc.                                     California
Sierra Estrella Landfill, Inc.                                       Arizona
Signal Capital Sherman Station Inc.                                  Delaware
Signal RESCO, Inc.                                                   Delaware
Smyrna Landfill, Inc.                                                Georgia
Sokins Enterprises, Inc.                                             Arizona
Sonoma-Marin Waste Management, Inc.                                  California
Southern Alleghenies Landfill, Inc.                                  Pennsylvania
Southern Plains Landfill, Inc.                                       Oklahoma
Southern Waste Services, L.L.C.                                      Delaware
Spruce Ridge, Inc.                                                   Minnesota
Star Sanitation Services, Inc.                                       Alaska
Stockton Scavenger Association                                       California
Stony Hollow Landfill, Inc.                                          Delaware
Storey County Sanitation, Inc.                                       Nevada
Suburban Landfill, Inc.                                              Delaware
Sun Waste Alternatives, Inc.                                         California
Super Cycle, Inc.                                                    Minnesota
T. R. Walters Investments, Inc.                                      California
The Waste Management Charitable Foundation                           Delaware
The Woodlands of Van Buren, Inc.                                     Michigan
Three River Disposal, Inc.                                           Montana
TNT Sands, Inc.                                                      South Carolina
Tonitown Landfill, Inc.                                              Delaware
Town and Country Refuse, Inc.                                        Florida
Trail Ridge Landfill, Inc.                                           Delaware
TransAmerican Waste Central Landfill, Inc.                           Delaware
TransAmerican Waste Industries Southeast, Inc.                       Delaware
TransAmerican Waste Industries, Inc.                                 Delaware
TransWaste, Inc.                                                     Louisiana
Trash Hunters of Tunica, Inc.                                        Mississippi


Trash Hunters, Inc.                                                  Mississippi
Tri-County Sanitary Landfill, L.L.C.                                 Delaware
Twin City Sanitation, Inc.                                           Minnesota
United Waste Systems Leasing, Inc.                                   Michigan
United Waste Systems of Gardner, Inc.                                Massachusetts
United Waste Systems of Minneapolis, Inc.                            Minnesota
United Waste Systems of Minnesota, Inc.                              Minnesota
United Waste Systems, Inc.                                           Minnesota
United Waste Transfer, Inc.                                          Minnesota
USA South Hills Landfill, Inc.                                       Delaware
USA Valley Facility, Inc.                                            Pennsylvania
USA Waste - Management Resources, LLC                                New York
USA Waste Geneva Landfill, Inc.                                      Delaware
USA Waste Industrial Services, Inc.                                  Delaware
USA Waste Landfill Operations and Transfer, Inc.                     Texas
USA Waste of Alaska, Inc.                                            Delaware
USA Waste of California, Inc.                                        Delaware
USA Waste of DC, Inc.                                                District of Columbia
USA Waste of Kentucky, L.L.C.                                        Delaware
USA Waste of Maryland, Inc.                                          Maryland
USA Waste of Minnesota, Inc.                                         Minnesota
USA Waste of Mississippi, Inc.                                       Mississippi
USA Waste of New York City, Inc.                                     Delaware
USA Waste of Pennsylvania, LLC                                       Delaware
USA Waste of San Antonio Landfill, Inc.                              Delaware
USA Waste of Texas Landfills, Inc.                                   Delaware
USA Waste of Virginia Landfills, Inc.                                Delaware
USA Waste of Virginia, Inc.                                          Virginia
USA Waste Services North Carolina Landfills, Inc.                    Delaware
USA Waste Services of Nevada, Inc.                                   Nevada
USA Waste Services of NYC, Inc.                                      Delaware
USA Waste Services-Hickory Hills, L.L.C.                             Delaware
UWS Barre, Inc.                                                      Massachusetts
UWSI GI Industries Acquisition Corporation                           California
VAI  VA Projekt AS                                                   Sweden
Valley Garbage and Rubbish Company, Inc.                             California
Van Handel Disposal, Inc.                                            Wisconsin
VAR Projekt A/S                                                      Sweden
Vern's Refuse Service, Inc.                                          North Dakota
VHG, Inc.                                                            Minnesota
Vickery Environmental, Inc.                                          Delaware
Voyageur Disposal Processing, Inc.                                   Minnesota
Voyageur Leasing, Inc.                                               Minnesota
Voyageur Services, Inc.                                              Minnesota
Warner Company                                                       Delaware
Wasco Landfill, Inc.                                                 Delaware
Wasilla Refuse, Inc.                                                 Alaska
Waste Away Group, Inc.                                               Alabama
Waste Control Systems, Inc.                                          Minnesota
Waste Management (W.M.) Israel Ltd.                                  Israel
Waste Management Arizona Landfills, Inc.                             Delaware
Waste Management Asia B.V.                                           Netherlands
Waste Management Austria mbH                                         Austria
Waste Management Collection and Recycling, Inc.                      California
Waste Management Development B.V.                                    Netherlands
Waste Management Disposal Services of Arizona, Inc.                  Delaware


Waste Management Disposal Services of Colorado, Inc.                 Colorado
Waste Management Disposal Services of Maine, Inc.                    Maine
Waste Management Disposal Services of Maryland, Inc.                 Maryland
Waste Management Disposal Services of Massachusetts, Inc.            Massachusetts
Waste Management Disposal Services of Oregon, Inc.                   Delaware
Waste Management Disposal Services of Pennsylvania, Inc.             Pennsylvania
Waste Management Disposal Services of Virginia, Inc.                 Delaware
Waste Management Disposal Services of Washington, Inc.               Delaware
Waste Management Environmental Services B.V.                         Netherlands
Waste Management Environmental, L.L.C.                               Delaware
Waste Management Financing Corporation                               Delaware
Waste Management Holdings, Inc                                       Delaware
Waste Management Inc. of Florida                                     Florida
Waste Management International B.V.                                  Netherlands
Waste Management International Ltd.                                  Bermuda
Waste Management International, Inc.                                 Delaware
Waste Management International Services (UK) Limited                 United Kingdom
Waste Management Municipal Services of California, Inc.              California
Waste Management New England Environmental Transport, Inc.           Delaware
Waste Management of Almeda County, Inc.                              California
Waste Management of Arizona, Inc.                                    California
Waste Management of Arkansas, Inc                                    Delaware
Waste Management of California, Inc.                                 California
Waste Management of Carolinas, Inc.                                  North Carolina
Waste Management of Central Florida, Inc.                            Florida
Waste Management of Colorado, Inc.                                   Colorado
Waste Management of Connecticut, Inc.                                Delaware
Waste Management of Delaware, Inc.                                   Delaware
Waste Management of Five Oaks Recycling and Disposal Facility, Inc.  Delaware
Waste Management of Florida Holding Company, Inc.                    Delaware
Waste Management of Georgia, Inc.                                    Georgia
Waste Management of Hawaii, Inc.                                     Delaware
Waste Management of Idaho, Inc.                                      Idaho
Waste Management of Illinois, Inc.                                   Delaware
Waste Management of Indiana Holdings One, Inc.                       Delaware
Waste Management of Indiana Holdings Two, Inc.                       Delaware
Waste Management of Indiana, L.L.C.                                  Delaware
Waste Management of Iowa, Inc.                                       Iowa
Waste Management of Kansas, Inc.                                     Kansas
Waste Management of Kentucky Holdings, Inc.                          Delaware
Waste Management of Kentucky, L.L.C.                                 Delaware
Waste Management of Leon County, Inc.                                Florida
Waste Management of Louisiana Holdings One, Inc.                     Delaware
Waste Management of Louisiana, L.L.C.                                Delaware
Waste Management of Maine, Inc.                                      Maine
Waste Management of Maryland, Inc.                                   Maryland
Waste Management of Massachusetts, Inc.                              Massachusetts
Waste Management of Michigan, Inc.                                   Michigan
Waste Management of Minnesota, Inc.                                  Minnesota
Waste Management of Mississippi, Inc.                                Mississippi
Waste Management of Missouri, Inc.                                   Delaware
Waste Management of Montana, Inc.                                    Montana
Waste Management of Nebraska, Inc.                                   Delaware
Waste Management of Nevada, Inc.                                     Nevada
Waste Management of New Hampshire, Inc.                              Connecticut
Waste Management of New Jersey, Inc.                                 Delaware


Waste Management of New Mexico, Inc.                                 New Mexico
Waste Management of New York, L.L.C.                                 Delaware
Waste Management of North Dakota, Inc.                               Delaware
Waste Management of Ohio, Inc.                                       Delaware
Waste Management of Oklahoma, Inc.                                   Oklahoma
Waste Management of Oregon, Inc.                                     Oregon
Waste Management of Pennsylvania, Inc                                Pennsylvania
Waste Management of Rhode Island, Inc.                               Delaware
Waste Management of South Carolina, Inc.                             South Carolina
Waste Management of South Dakota, Inc.                               South Dakota
Waste Management of Texas, Inc.                                      Texas
Waste Management of Utah, Inc.                                       Utah
Waste Management of Virginia, Inc.                                   Virginia
Waste Management of Washington, Inc.                                 Delaware
Waste Management of West Virginia, Inc.                              Delaware
Waste Management of Wisconsin, Inc.                                  Wisconsin
Waste Management of Wyoming, Inc.                                    Delaware
Waste Management Paper Stock Company, Inc.                           Florida
Waste Management Partners, Inc.                                      Delaware
Waste Management Plastic Products, Inc.                              Delaware
Waste Management Project Services B.V. (Thailand)                    Netherlands
Waste Management Recycling and Disposal Services of California, Inc. California
Waste Management Recycling of New Jersey, Inc.                       New Jersey
Waste Management Service Center, Inc.                                Delaware
Waste Management Services SA                                         Switzerland
Waste Management South America B.V.                                  Netherlands
Waste Management Technology Center, Inc.                             Delaware
Waste Management Transfer of New Jersey, Inc.                        New Jersey
Waste Management, Inc. of Tennessee                                  Tennessee
Waste Resource Technologies                                          California
Waste Resources of Tennessee, Inc.                                   Tennessee
Waste to Energy Holdings, Inc.                                       Delaware
Wastech Inc.                                                         Nevada
Webster Parish Landfill, L.L.C.                                      Delaware
WESI Baltimore Inc.                                                  Delaware
WESI Capital Inc.                                                    Delaware
WESI Peekskill Inc.                                                  Delaware
WESI Westchester Inc.                                                Delaware
West Essex Disposal Co., Inc.                                        New Jersey
Westchester Waste Services Co., L.L.C.                               New York
Western U.P. Landfill, Inc.                                          Michigan
Western Waste Industries                                             California
Westlake Truck Leasing, Inc.                                         California
Wheelabrator Baltimore, L.L.C.                                       Delaware
Wheelabrator Carteret Inc.                                           Delaware
Wheelabrator Cedar Creek Inc.                                        Delaware
Wheelabrator Claremont Company, L.P.                                 Delaware
Wheelabrator Concord Inc.                                            Delaware
Wheelabrator Connecticut Inc.                                        Delaware
Wheelabrator Culm Services Inc.                                      Delaware
Wheelabrator Environmental Systems, Inc.                             Delaware
Wheelabrator Falls Inc.                                              Delaware
Wheelabrator Frackville Energy Company Inc.                          Delaware
Wheelabrator Frackville Properties Inc.                              Delaware
Wheelabrator Gloucester Company, L.P.                                New Jersey
Wheelabrator Gloucester Inc.                                         Delaware


Wheelabrator Guam Inc.                                               Delaware
Wheelabrator Hudson Energy Company Inc.                              Delaware
Wheelabrator Land Resources Inc.                                     Delaware
Wheelabrator Lassen Inc.                                             Delaware
Wheelabrator Martell Inc.                                            Delaware
Wheelabrator McKay Bay Inc.                                          Florida
Wheelabrator Millbury Inc.                                           Delaware
Wheelabrator New Hampshire Inc.                                      Delaware
Wheelabrator New Jersey Inc.                                         Delaware
Wheelabrator NHC Inc.                                                Delaware
Wheelabrator North Broward, Inc.                                     Delaware
Wheelabrator North Shore Inc.                                        Delaware
Wheelabrator Norwalk Energy Company Inc.                             Delaware
Wheelabrator Penacook Inc.                                           Delaware
Wheelabrator Pinellas Inc.                                           Delaware
Wheelabrator Polk Inc.                                               Delaware
Wheelabrator Putnam Inc.                                             Delaware
Wheelabrator Ridge Energy Inc.                                       Delaware
Wheelabrator Saugus Inc.                                             Delaware
Wheelabrator Shasta Energy Company Inc.                              Delaware
Wheelabrator Sherman Station One Inc.                                Delaware
Wheelabrator Sherman Station Two Inc.                                Delaware
Wheelabrator Shrewsbury Inc.                                         Delaware
Wheelabrator South Broward Inc.                                      Delaware
Wheelabrator Spokane Inc.                                            Delaware
Wheelabrator Technologies International, Inc.                        Delaware
Wheelabrator Technologies Inc.                                       Delaware
White Lake Landfill, Inc.                                            Michigan
Williams Landfill, L.L.C.                                            Delaware
Williwaw Services, Inc.                                              Alaska
WM International Holdings, Inc.                                      Delaware
WM Landfills of Georgia, Inc.                                        Delaware
WM Landfills of Michigan, Inc.                                       Delaware
WM Landfills of Ohio, Inc.                                           Delaware
WM Landfills of Tennessee, Inc.                                      Delaware
WM Partnership Holdings, Inc.                                        Delaware
WM Resources, Inc.                                                   Pennsylvania
WM Thailand B.V.                                                     Netherlands
WM Trading, Inc.                                                     Delaware
WM Transportation Services, Inc.                                     Delaware
WMI Mexico Holdings, Inc.                                            Delaware
WMNA Container Recycling, Inc.                                       Delaware
WMNA Rail-Cycle Sub, Inc.                                            Delaware
WTI Air Pollution Control, Inc.                                      Delaware
WTI International Holdings Inc.                                      Delaware
WTI Rust Holdings Inc.                                               Delaware
Wynne's Rubbish & Recycling, Inc.                                    Minnesota
Yell County Landfill, Inc                                            Arkansas
Zenith/Kremer Material Recovery, Inc.                                Minnesota
Zenith/Kremer Waste Systems, Inc.                                    Minnesota
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